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                                                                    EXHIBIT 32.2

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Donald M. Muir, Chief Financial Officer of Evergreen Solar, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Evergreen Solar, Inc. for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Evergreen Solar, Inc.

Date: March 16, 2006                          /s/ Donald M. Muir
                              --------------------------------------------------
                                                Donald M. Muir
                                  Vice President and Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to Evergreen Solar, Inc. and will be retained by Evergreen Solar, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.